                                                                    EXHIBIT 10.3

                                   SIDE LETTER

      THIS SIDE LETTER, is made as of October 28, 2003, by and among BAM! ENTERTAINMENT, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the parties set forth on the execution pages hereof (each of said parties a "PURCHASER"). All capitalized terms that are not otherwise defined herein have the meaning given to such terms in that Securities Purchase Agreement dated as of September 30, 2003, (the "Agreement").

      WHEREAS:

      A. The Company and each Purchaser executed and delivered the Agreement whereby securities of the Company were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation D, as promulgated by the SEC under the Securities Act.

      B. The Company and each Purchaser executed the First Amendment to Securities Purchase Agreement to Securities Purchase Agreement dated as of October 27, 2003 whereby, the Company and each Purchaser mutually agree to amend Exhibit F to the Agreement so that approval by the Company's stockholders is not required.

      C. The Company seeks the continued involvement of each Purchaser after that period which is one year from the date of the Additional Blackout Period as that term is defined below.

      NOW, THEREFORE, in consideration of the above recitals and the mutual agreements herein contained and for other good and valuable consideration, the Company and each Purchaser hereby agree as follows:

      (1) From the date which is one year from the date the Registration Statement (as defined in the Registration Rights Agreements) is declared effective by the SEC until the one year anniversary thereof (the "ADDITIONAL BLOCKOUT PERIOD"), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as an "ADDITIONAL SUBSEQUENT PLACEMENT"), unless the Company shall have first complied with this Section (1). The restrictions contained in this Section (l) shall not apply to Excluded Stock (as defined in the Agreement).

            (i) The Company shall deliver to each Purchaser a written notice (the "ADDITIONAL OFFER") of any proposed or intended issuance or sale or exchange of the securities being offered (the "ADDITIONAL OFFERED SECURITIES") in a Additional Subsequent Placement, which Additional Offer shall (w) identify and describe the Additional Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Additional Offered Securities to be issued, sold or exchanged, (y) identify the Persons or entities (if known) to which or with which the Additional Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with each Purchaser the Offered Securities, based on the following percentages: Vertical Ventures LLC, 77.1% and Smithfield Fiduciary LLC, 22.9% (the "ADDITIONAL BASIC AMOUNT"), and with respect to each Purchaser that elects to purchase its Additional Basic Amount, any additional portion of the Additional Offered Securities attributable to the Additional Basic Amounts of other Purchasers as such Purchaser shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Additional Basic Amounts (the "ADDITIONAL UNDERSUBSCRIPTION AMOUNT").

            (ii) To accept an Additional Offer, in whole or in part, a Purchaser must deliver a written notice to the Company prior to the end of the three (3) Business Day period of the Offer, setting forth the portion of the Purchaser's Additional Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Purchaser elects to purchase (in either case, the "ADDITIONAL NOTICE OF ACCEPTANCE"). If the Additional Basic Amounts subscribed for by all Purchasers are less than the total of all of the Additional Basic Amounts, then each Purchaser who has set forth an Additional Undersubscription Amount in its Additional Notice of Acceptance shall be entitled to purchase, in addition to the Additional Basic Amounts subscribed for, the Additional Undersubscription Amount it has subscribed for; provided, however, that if the Additional Undersubscription Amounts subscribed for exceed the difference between the total of all the Additional Basic Amounts and the Additional Basic Amounts subscribed for (the "ADDITIONAL AVAILABLE UNDERSUBSCRIPTION AMOUNT"), each Purchaser who has subscribed for any Additional Undersubscription Amount shall be entitled to purchase on that portion of the Additional Available Undersubscription Amount as the Additional Basic Amount of such Purchaser bears to the total Basic Amounts of all Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Board of Directors to the extent its deems reasonably necessary

            (iii) The Company shall have ten (10) Business Days from the expiration of the period set forth in Section (1)(ii) above to issue, sell or exchange all or any part of such Additional Offered Securities as to which an Additional Notice of Acceptance has not been given by the Purchasers (the "ADDITIONAL REFUSED SECURITIES"), but only to the offerees described in the Additional Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Additional Offer.

            (iv) In the event the Company shall propose to sell less than all the Additional Refused Securities (any such sale to be in the manner and on the terms specified in Section (1)(iii) above), then each Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Additional Offered Securities specified in its Additional Notice of Acceptance to an amount that shall be not less than the number or amount of the Additional Offered Securities that the Purchaser elected to purchase pursuant to Section (1) (ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Additional Offered Securities the Company actually proposes to issue, sell or exchange (including Additional Offered Securities to be issued or sold to Purchasers pursuant to Section (1) (ii) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the


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
Additional Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Additional Offered Securities specified in its Additional Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Additional Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section (1)(i) above.

            (v) Upon the closing of the issuance, sale or exchange of all or less than all of the Additional Refused Securities, the Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Additional Offered Securities specified in the Additional Notices of Acceptance, as reduced pursuant to Section (1)(iv) above if the Purchasers have so elected, upon the terms and conditions specified in the Additional Offer. The purchase by the Purchasers of any Additional Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Additional Offered Securities reasonably satisfactory in form and substance to the Purchasers and their respective counsel.

            (vi) Any Additional Offered Securities not acquired by the Purchasers or other Persons in accordance with Section (1)(iii) above may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Side Letter.

      (2) Notwithstanding the foregoing, the provisions of Section (1) herein shall not apply to any Purchaser to the extent that the involvement of such Purchaser in any Additional Offer would cause said Additional Offer to be integrated with any prior offering of securities by the Company in a manner that would require the registration under the Securities Act or the approval by the Company's stockholders of the sale of the Additional Offered Securities under applicable rules and regulations of NASDAQ.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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
   IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Side Letter to be duly executed as of the date first above written.

                                       COMPANY:

                                       BAM! ENTERTAINMENT, INC.


                                       By: /s/ Raymond Musci
                                           ------------------------------------
                                       Name: Raymond Musci
                                             ----------------------------------
                                       Title: Chief Executive Officer
                                              ---------------------------------


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
                                 THE PURCHASERS:

                                       VERTICAL VENTURES, LLC

                                       By: /s/  Joshua Silverman
                                           ------------------------------------
                                       Name: Joshua Silverman
                                           ------------------------------------
                                       Title: Partner
                                           ------------------------------------
                                       Residence:
                                                 ------------------------------

                                       ----------------------------------------

                                       ----------------------------------------
                                       Address: 641 Lexington Ave., 26th Floor
                                                -------------------------------
                                                NY, NY  10022
                                           ------------------------------------

                                       Telephone No.: (212)974-3070
                                                      -------------------------
                                       Telecopy No.:  (212)207-3452
                                                     --------------------------
                                       Attention:
                                                  -----------------------------
                                       Email Address:
                                                      -------------------------


                                        SMITHFIELD FIDUCIARY LLC

                                       By: /s/  Adam J. Chill
                                           ------------------------------------
                                       Name: Adam J. Chill
                                             ----------------------------------
                                       Title: Authorized Signatory
                                              ---------------------------------
                                       Residence: Cayman Islands
                                                  -----------------------------
                                       Address: c/o Highbridge Capital
                                                -------------------------------
                                                Management, LLC
                                       ----------------------------------------
                                       9 West 57th Street, 27th Floor
                                       ----------------------------------------
                                       Telephone No.: (212)287-4720
                                                      -------------------------
                                       Telecopy No.: (212)751-0755
                                                     --------------------------
                                       Attention: Ari J. Storch / Adam J. Chill
                                                  -----------------------------
                                       Email Address: ari.storch@hcmny.com
                                       adam.chill@hcmny.com


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